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                                AMENDMENT NO. 2
                                       TO
                              EMPLOYMENT AGREEMENT
                                    BETWEEN
            HEALTHCARE IMAGING SERVICES, INC. AND ELLIOTT H. VERNON

         AGREEMENT, dated as of January 30, 1997, between HEALTHCARE IMAGING SERVICES, INC., a Delaware corporation ("HIS"), and ELLIOTT H. VERNON ("EHV").

                             W I T N E S S E T H :

         WHEREAS, HIS and EHV are parties to an employment agreement, dated as of October 22, 1991, as amended by Amendment No. 1 dated as of February 1, 1996 (the "Employment Agreement;" all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Employment Agreement); and

         WHEREAS, HIS and EHV wish to extend the term of the Employment Agreement upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 2 of the Employment Agreement is hereby amended to extend the Term for an additional one (1) year (the "Extended Term") and, accordingly, the Employment Agreement shall terminate on October 22, 1998. All references to "Term" in the Employment Agreement shall be deemed to include the Extended Term. During the Extended Term, EHV's base annual salary, payable at such intervals as the other senior executives of HIS are paid, shall remain at $100,000.

         2. Except as set forth herein, the Employment Agreement shall remain in full force and effect.

         3. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors, assigns, heirs and personal representatives.

         4. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of New Jersey, without regard to its conflicts of law rules.

         5. This Agreement may be executed in one or more counterparts, which together shall constitute one agreement.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                            HEALTHCARE IMAGING SERVICES, INC.


                                            By:  /s/ Elliott H. Vernon
                                                -------------------------------
                                                     Name:
                                                     Title:


                                            /s/ Elliott H. Vernon
                                            -----------------------------------
                                            ELLIOTT H. VERNON



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